                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT

                      TO SECTION 13 OR 15(D) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)

                            August 14, 2010

                           ------------------

                    American Smooth Wave Ventures, Inc.

         ------------------------------------------------------

         (Exact Name of Registrant as Specified in Its Charter)

                                 IOWA

            ----------------------------------------------

            (State or Other Jurisdiction of Incorporation)

                                    333-152849                                          26-3036101

       ------------------------     ---------------------------------

       (Commission File Number)     (IRS Employer Identification No.)

           73726 Alessandro Dr. Suite 103, Palm Desert, CA 92260

          --------------------------------------------------------

          (Address of Principal Executive Offices)      (Zip Code)

                                760-776-8899

            ----------------------------------------------------

            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Irwin J. Kirz submitted his written resignation as President, Treasurer and Secretary of the Company effective on the 14th day of August 2010.

No other written statement was submitted by Mr. Kirz. Mr. Kirz has been given a copy of this report and has no wish to provide any further statement.

The Board of Directors accepted Mr. Kirz resignation as an officer of the Company.

Mr. Kirz remains on the Board of Directors until the next regularly scheduled Board of Directors meeting.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 19, 2010

By: /s/ Neville Pearson

 ------------------------------

Name: Neville Pearson

Title: Chief Executive Officer